SECURITY AGREEMENT

         THIS SECURITY AGREEMENT ("Agreement") is made and entered into as of November 9, 1999, by and among Ag1.Com, Inc., a Wyoming corporation (hereinafter referred to as the "Debtor"), and Data Transmission Network Corporation, a Delaware corporation (hereinafter referred to as the "Secured Party").

                                   WITNESSETH:

         WHEREAS,   Debtor  has  executed  and  delivered  to  Secured  Party  a
Promissory Note in the principal amount not to exceed $2,125,000 dated the same date as this Agreement (hereinafter the "Note"); and

         WHEREAS, in order to induce Secured Party to accept the Note, Debtor has agreed to grant Secured Party a security interest in the property described below to secure the Note.

         NOW, THEREFORE, in consideration of the above recitals and the promises and covenants contained herein, the parties agree as follows:

         1. Security Interest and Collateral. As collateral security for the full and timely payment and performance of the Note, including all replacements, renewals, extensions, substitutions and modifications thereof, and to secure the prompt payment in full of any and all other indebtedness and obligations, liabilities, covenants and duties of Debtor to Secured Party, of every kind and description (whether or not evidenced by the Note or any invoice, billing, guaranty or other instrument, and whether or not for the payment of money), direct or indirect, absolute or contingent, liquidated or unliquidated, due or to become due, now existing or hereafter arising, including, without limitation, any debt, liability or obligation owing from Debtor to Secured Party; damages for breach of this Agreement and expenses and attorneys' fees chargeable to Debtor, whether or not provided in this Agreement (collectively, "Obligations"), Debtor hereby grants to Secured Party a continuing security interest in the following property of Debtor (collectively, the "Collateral"), including all proceeds and products thereof:

         INVENTORY: All inventory of every type and description, now owned or hereafter acquired by Debtor, including inventory consisting of whole goods, spare parts or components, supplies or materials and inventory acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, or any other purpose, and wherever located.

         DOCUMENTS OF TITLE: All warehouse receipts, bills of lading and other documents of title of every type and description now owned or hereafter acquired by Debtor.

         RECEIVABLES: Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or any

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         other  transaction or event,  whether such right to payment is created, generated or earned by Debtor or by some other person whose interest is subsequently transferred to Debtor, whether such right to payment is or is not already earned by performance, and howsoever such right to payment is or is not already earned by performance, and rights and interests (including all liens, security interests and guaranties) which Debtor may at any time have by law or agreement against any account debtor or other person obligated to make any such payment or against any property of such account debtor or other person; all
         contract  rights,   chattel  papers,   bonds,   notes  and  other  debt
         instruments, and all loans and obligations receivable, tax refunds and other rights to payment in the nature of general intangibles.

         EQUIPMENT AND FIXTURES: All equipment of every type and description now owned or hereafter acquired by Debtor including (without limitation) all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and record keeping equipment, parts, tools, supplies and all other goods (except inventory) used or bought for use by Debtor for any business or enterprise and including all goods that are or may be attached or affixed to or otherwise become fixtures upon any real property.

         GENERAL INTANGIBLES: All general intangibles of every type and description now owned or hereafter acquired by Debtor, including
         (without limitation) all present and future domestic and foreign patents, patent applications, software (source code and object code), software applications, trademarks, trademark applications, copyrights, trade names, trade secrets, shop drawings, engineering drawings,
         blueprints,    specifications,    parts   lists,   manuals,   operating
         instructions, customer or supplier lists and contracts, contract rights, licenses, permits, franchises, the right to use Debtor's corporate name and the goodwill of Debtor's business.

         2. Representations, Warranties and Agreements of Debtor. Debtor hereby represents, warrants and agrees that:

                  (a) Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, and will defend the Collateral against all claims or demands of all persons other than Secured Party. Debtor will not sell or otherwise dispose of any material Collateral or any interest therein (other than the sale of inventory in the ordinary course of business of Debtor and other than the disposition of obsolete or damaged equipment) without the prior written consent of Secured Party.

                  (b) Debtor will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the security interest herein granted to Secured Party.

                  (c) Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral

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         is (or will be when  arising or issued) the valid,  genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation. Debtor will neither agree to any material modification or amendment nor agree to any cancellation of any such obligation without Secured Party's prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

                  (d) Debtor will (i) promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the security interest herein granted to Secured Party; (ii) keep all Collateral free and clear of all security interests, liens and encumbrances, except the security interest herein granted to Secured Party; (iii) at all reasonable times, permit Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Debtor's books and records pertaining to the Collateral and its business and financial condition and, after the occurrence of an Event of Default, to discuss with account debtors and other obligors requests for verifications of amounts owed to Debtor; (iv) keep accurate and complete records pertaining to the Collateral and pertaining to each Debtor's business and financial condition and submit to Secured Party such periodic reports concerning the Collateral and each Debtor's business and financial condition as Secured Party may from time to time reasonably request; (v) promptly notify Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral; (vi) if Secured Party at any time so requests after the occurrence of an Event of Default, promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor; (vii) at all times keep all tangible Collateral insured against risk of loss and such other risks and in such amounts as Secured Party may reasonably request, with any loss being payable to Secured Party to the extent of its interest; (viii) from time to time execute such financing statements as Secured Party may reasonably require in order to perfect the security interest herein granted to Secured Party; (ix) pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the security interest herein granted to Secured Party or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation, bankruptcy or insolvency proceedings; (x) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the security interest herein granted to Secured Party and Secured Party's rights under this Agreement; and (xi) permit Secured Party at any time and from time to time to send requests to account debtors or other obligors for verification of amounts owed to Debtor. If Debtor at any time fails to perform or observe any agreement contained in this Section 2(d), immediately upon the occurrence of such failure, without notice or lapse of time, Secured Party may (but need not) perform or observe such

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         agreement on behalf and in the name,  place and stead of Debtor (or, at
         Secured Party's option,  in Secured Party's own name) and may (but need not) take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including, without
         limitation,   the  payment  of  taxes,  the  satisfaction  of  security
         interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Debtor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys'
         fees) incurred by Secured Party in connection with or as a result of Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable under the Note. To facilitate the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Debtor, any and all
         instruments,   documents,   financing   statements,   applications  for
         insurance and other agreements, and writings required to be obtained, executed, delivered or endorsed by Debtor under this Section 2.

         3. Collection Rights of Secured Party. Secured Party may, at any time after the occurrence of an Event of Default, notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party. If Secured Party so requests at any time, Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to Secured Party. At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in Debtor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

         4. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, or shall fail to observe or perform any covenant or agreement herein binding on it; (ii) any representation or warranty by Debtor set forth in this Agreement or made to Secured Party in any financial statements or reports submitted to Secured Party by or on behalf of Debtor shall prove materially false or misleading; (iii) a garnishment, summons or a writ of attachment shall be issued against or served upon the Secured Party for the attachment of any property of Debtor or any indebtedness owing to Debtor; (iv) the Debtor shall voluntarily file, or have filed against it involuntarily, a

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petition under the United States Bankruptcy Code; (v) there shall be an Event of
Default under the Note, as defined therein, or (vi) Secured Party shall in good faith believe that the prospect of due and punctual payment of any or all of the Obligations is impaired.

         5. Remedies Upon Event of Default. Upon the occurrence of an Event of Default under Section 4 above and at any time thereafter, Secured Party may exercise any one or more of the following rights or remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand, (ii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including, but not limited to, the right to take possession of any Collateral, proceeding without judicial process or by judicial process, and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, Secured Party may require Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by applicable law in a particular instance, such notice shall be deemed commercially reasonable if given in the manner specified in Section 6 below at least ten (10) calendar days prior to the date of disposition or other action, (iii) apply any and all money owing by Secured Party to Debtor under any funding agreement or similar type agreement now or hereafter entered into between Secured Party and Debtor to the payment of the Obligations, or (iv) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. Upon the occurrence of the Event of Default, all Obligations shall be immediately due and payable without demand or notice therefor.

         6. Notices. All notices to be given to Debtor shall be deemed sufficiently given if delivered by overnight courier or mailed by registered or certified mail, postage prepaid and return receipt requested, to Debtor at the address set forth opposite its name or at the most recent address shown on Secured Party' records.

         7. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         8. Modification; Amendment; Waiver. This Agreement can be modified, amended, terminated or discharged, and the security interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific interest given.

         9. Severability. If any term, provision, covenant or condition of this Agreement is held by a Court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provision, covenant or condition shall remain in full force and effect and shall in no way be affected, impaired or invalidated, unless to do so would substantially destroy the fundamental purpose of this Agreement.

         10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska without regard to its conflict of laws principles.

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         IN WITNESS WHEREOF,  this Security  Agreement has been duly executed by
Debtor and Secured Party as of the day and year first above-written.

Address:                                     AG1.COM,     INC.,    a
                                             Wyoming corporation, Debtor
Ag1.Com, Inc.


Attention: President                         By: /s/ William T. Rose
                                                 ------------------------------
                                                 William T. Rose
                                             Title: CEO



Address:                                    DATA TRANSMISSION NETWORK
                                            CORPORATION, a Delaware corporation,
Data Transmission Network Corporation       Secured Party
9110 West Dodge Road, Suite 200
Omaha, Nebraska 68114
Attention: President                        By: /s/ Greg T. Sloma
                                                -------------------------------
                                                Greg T. Sloma, President

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